POWER OF ATTORNEY

            WHEREAS, the undersigned officers and directors of Wilshire Oil Company of Texas (the "Company") desire to authorize Sherry Wilzig Izak and Steven Gelman to act as their attorneys-in-fact and agents, for the purpose of executing and filing a Registration Statement on Form S-8, including all amendments thereto,

            NOW, THEREFORE,

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Sherry Wilzig Izak and Steven Gelman, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-8 registering with the Securities and Exchange Commission 600,000 shares of Common Stock issuable pursuant to the Company's 1995 Stock Option and Incentive Plan and the Company's 1995 Non-Employee Director Stock Option Plan, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 29th day of June, 1995.

          SIGNATURE                                  TITLE

/s/Sherry Wilzig Izak
Sherry Wilzig Izak                     Chairman of the Board,
                                       Chief Executive Officer
                                       and Chief Financial Officer

_________________________              Director
Ira F. Braun

/s/Milton Donnenberg                   Director
Milton Donnenberg

/s/Sam Halpern                         Director
Sam Halpern

/s/Eric J. Schmertz                    Director
Eric J. Schmertz


/s/Jopseh K. Schwartz                  Director
Joseph K. Schwartz


/s/William J. Schwartz                 Director
William J. Schwartz


/s/Ernest Wachtel                      Director
Ernest Wachtel


/s/Steven A. Gelman                    Controller
Steven A. Gelman


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